UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FPA PARAMOUNT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[FPA Logo]

FPA Paramount Fund, Inc.

October [11], 2013

Dear Shareholder:

The attached Proxy Statement discusses proposals to be voted upon by the shareholders of FPA Paramount Fund, Inc. (the “Fund”).  As a shareholder of the Fund, you are being asked to review the Proxy Statement and cast your votes on the proposals.

The Board of Directors (“Board”) unanimously recommends that shareholders vote FOR each of the proposals.

Proposal 1 seeks to approve a new Investment Advisory Agreement between the Fund and First Pacific Advisors, LLC (“FPA”) under which the Fund would pay FPA a higher advisory fee.  Two years ago, in an effort to expand investment opportunities for the Fund and to differentiate the Fund from other FPA Funds, FPA began to implement a global investment program for the Fund.  While the Fund had previously invested primarily in domestic equity securities, given the increasing importance of international markets, FPA sought to increase the Fund’s investment exposures to non-U.S. equity securities.  Since FPA changed the Fund’s mandate to a global investment program, it has invested in expanding its research and investment management capabilities relating to non-U.S. investments, and FPA has created a new investment strategy — the FPA Global Value Strategy — that uses these resources to manage portfolios with a greater portion of assets in non-U.S. investments; FPA has been transitioning the Fund to the FPA Global Value Strategy since September 1, 2013.  The FPA Global Value Strategy, and now the Fund, is led by Pierre Py and Gregory Herr, who have become the Fund’s Co-Presidents and Co-Chief Investment Officers.  Messrs. Py and Herr previously served as co-portfolio managers of the Fund.

Under the new leadership of Messrs. Py and Herr, FPA intends to invest a greater portion of the Fund’s assets in non-U.S. equity securities.  This transition will not result in changes to the Fund’s investment objective or its principal investment strategies, which were revised two years ago to implement the transition to a global program.  However, in connection with the new leadership, current positions in the Fund will be sized down or sold over time, in order to redeploy capital investment opportunities that Messrs. Py and Herr find most compelling.  Some of these changes could occur over a short period of time and may likely result in the Fund paying significantly higher taxable distributions of capital gains than in prior years.

In connection with transitioning to the FPA Global Value Strategy, FPA reviewed the fees charged the Fund and sought approval from the Fund’s Board of Directors (the “Board”) to revise the Fund’s Investment Advisory Agreement to increase the advisory fee.  FPA believes that the Fund’s current fee is no longer appropriate given the broader investment reach of the Fund and the higher research and other expenses associated with managing a global investment portfolio.  Under the FPA Global Value Strategy, the Fund has changed its performance benchmark to the MSCI All Country World Index, and funds benchmarked to that index generally charge higher fees than those following the Fund’s previous benchmark in recognition of the increased investment and administrative complexity of managing a global fund.  The increased complexity, and thus cost, of managing a global fund arises out of the increased research effort necessary to analyze and research companies around the world, as well as the additional time and resources needed to address trading and settlement issues and compliance and tax reporting.  For these reasons, FPA believes that the proposed fee would be competitive with other global funds, consistent with fees charged by FPA to other FPA Funds (and thus designed to create a proper alignment of internal incentives for the portfolio management team), and would allow FPA to attract and retain high quality investment and trading personnel to successfully manage the Fund into the future.  FPA presented the proposed Investment Advisory Agreement to the Board, and the Board approved the proposed Investment Advisory Agreement and determined to submit it to shareholders of the Fund for their approval with the Board’s recommendation to vote in favor.

If shareholders approve the proposed Investment Advisory Agreement, the Fund’s advisory fee would increase from its current rate of 0.75% of the first $50 million of average daily net assets and 0.65% thereafter, to the proposed fee rate of 1.00% of average daily net assets.  FPA would continue to be reimbursed, as under the current Investment Advisory Agreement, for monthly costs incurred in providing financial services to the Fund, which cannot exceed 0.10% of the average daily net assets of the Fund.  For the first six months following the date of approval of the proposed Investment Advisory Agreement, however, FPA will waive any increase in advisory fees.  In addition, if the proposed Investment Advisory Agreement is approved, FPA has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Fund’s operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015 to ensure that the Fund’s total expenses will not exceed 1.32% of the Fund’s average daily net assets.  The Proxy Statement, under Proposal 1, contains comparative fee tables and examples showing the Fund’s fees and expenses under the current Investment Advisory Agreement compared with under the proposed Investment Advisory Agreement.

Proposal 2 seeks to change the Fund from a diversified fund to a non-diversified fund.  Shareholder approval of this change would enable the Fund to take larger positions in a smaller number of issuers.  FPA believes that changing the Fund from a diversified fund to a non-diversified fund will give FPA more flexibility in implementing the Fund’s investment strategies.  The change would enable FPA to focus the Fund’s investments on those securities that FPA believes are the most promising.  Because FPA would be able to invest larger percentages of the Fund’s assets in the securities of particular issuers, FPA would be able to take more meaningful positions in securities that are its top investment choices.  FPA believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Proposal 3 seeks to adopt updates to certain fundamental investment policies of the Fund and eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires.  The updates to the fundamental policies are intended to standardize and conform the Fund’s policies to those of other funds managed by FPA.  The changes are also recommended in an effort to modernize the Fund’s fundamental investment policies, to provide the Fund additional flexibility to pursue its investment strategies and objectives, to respond to an ever-changing investment environment, and to simplify compliance monitoring.  The proxy statement explains the proposed changes to, or elimination of, each fundamental policy.  Shareholders are being asked to approve the changes in certain investment policies that are “fundamental,” which can be changed only with the approval of shareholders.  FPA has advised the Board that if the recommended changes are approved, FPA does not presently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile.  Before a material change is made to the Fund’s investment strategies, FPA will seek Board consent.

Proposal 4 seeks approval to permit the Board to change the Fund’s investment objective without additional shareholder approval.  Although the Fund has no current plans to change its investment objective, if circumstances change in the future, a shareholder vote would be required to change the objective.  Since the Fund is seeking approvals on other matters at this time, the Board is seeking the flexibility to change the investment objective without a further shareholder vote in order to avoid the potential future cost of solicitation.  If approved, and if the Board decides to change the Fund’s investment objective in the future, it would provide 90 days’ advance notice to shareholders before implementing the change.

Your votes are important.  To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.  After reviewing the attached Proxy Statement, please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting by telephone or through the internet — instructions can be found on your proxy card.  If we do not hear from you by [   ], 2013, our proxy solicitor may contact you.

If you have any questions, please call [1-800-499-8541].  Our representatives will be glad to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Thank you for your response and your continued support of the FPA Paramount Fund, Inc.

Very truly yours,

[SHERRY SASAKI]
[Secretary]

FPA PARAMOUNT FUND, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Friday, November 15, 2013

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of FPA Paramount Fund, Inc. (the “Fund”), will be held at the offices of First Pacific Advisors, LLC (“FPA”), 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, on Friday, November 15, 2013, at 10:00 a.m. Pacific Time, to consider and vote on the following matters:

1.              Approval of a new Investment Advisory Agreement.

2.              Approval to change the Fund from a diversified fund to a non-diversified fund.

3.              Approval to adopt updates to certain fundamental investment policies of the Fund and eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires, as follows:

3a:            Revise the fundamental policy relating to real estate

3b:            Revise the fundamental policy relating to commodities

3c:             Revise the fundamental policy relating to industry concentration

3d:            Revise the fundamental policy relating to lending

3e:             Revise the fundamental policy relating to the issuance of senior securities and borrowing

3f:              Revise the fundamental policy relating to underwriting

3g:             Remove the fundamental policy relating to participation in joint trading accounts for securities

3h:            Remove the fundamental policy relating to affiliate transactions

3i:                Remove the fundamental policy relating to purchasing and writing put and call options and engaging in short sales

3j:               Remove the fundamental policy relating to investments in other investment companies

3k:            Remove the fundamental policy relating to investments in companies for the purpose of exercising control or management.

4.              Approval to change the Fund’s investment objective from a fundamental policy to a non-fundamental policy.

5.              Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Your Directors recommend that you vote FOR all items.

September 27, 2013, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote.

FREQUENTLY ASKED QUESTIONS

Who is asking for your vote?

The Board of Directors (“Board”) of FPA Paramount Fund, Inc., on behalf of the Fund.  The Board recommends that shareholders vote to approve each proposal.

Where and when will the meeting be held?

The meeting will be held at the offices of First Pacific Advisors, LLC (“FPA”), 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550 on Friday, November 15, 2013, at 10:00 a.m. Pacific Time.

What is happening?

Two years ago, in an effort to expand investment opportunities for the Fund and to differentiate the Fund from other FPA Funds, FPA began to implement a global investment program for the Fund.  While the Fund had previously invested primarily in domestic equity securities, given the increasing importance of international markets, FPA sought to increase the Fund’s investment exposures to non-U.S. equity securities.  Since FPA changed the Fund’s mandate to a global investment program, it has invested in expanding its research and investment management capabilities relating to non-U.S. investments, and FPA has created a new investment strategy — the FPA Global Value Strategy — that uses these resources to manage portfolios with a greater portion of assets in non-U.S. investments; FPA has been transitioning the Fund to the FPA Global Value Strategy since September 1, 2013.  The FPA Global Value Strategy, and now the Fund, is led by Pierre Py and Gregory Herr, who have become the Fund’s Co-Presidents and Co-Chief Investment Officers.  Messrs. Py and Herr previously served as co-portfolio managers of the Fund.

Under the new leadership of Messrs. Py and Herr, FPA intends to invest a greater portion of the Fund’s assets in non-U.S. equity securities.  This transition will not result in changes to the Fund’s investment objective or its principal investment strategies, which were revised two years ago to implement the transition to a global program.  However, in connection with the new leadership, current positions in the Fund will be sized down or sold over time, in order to redeploy capital investment opportunities that Messrs. Py and Herr find most compelling.  Some of these changes could occur over a short period of time and may likely result in the Fund paying significantly higher taxable distributions of capital gains than in prior years.

In connection with transitioning to the FPA Global Value Strategy, FPA reviewed the fees charged the Fund and sought approval from the Fund’s Board of Directors (the “Board”) to revise the Fund’s Investment Advisory Agreement to increase the advisory fee.  FPA believes that the Fund’s current fee is no longer appropriate given the broader investment reach of the Fund and the higher research and other expenses associated with managing a global investment portfolio.  Under the FPA Global Value Strategy, the Fund has changed its performance benchmark to the MSCI All Country World Index, and funds benchmarked to that index generally charge higher fees than those following the Fund’s previous benchmark in recognition of the increased investment and administrative complexity of managing a global fund.  The increased complexity, and thus cost, of managing a global fund arises out of the increased research effort necessary to analyze and research companies around the world, as well as the additional time and resources needed to address trading and settlement issues and compliance and tax reporting.  For these reasons, FPA believes that the proposed fee would be competitive with other global funds, consistent with fees charged by FPA to other FPA Funds (and thus designed to create a proper alignment of internal incentives for the portfolio management team), and would allow FPA to attract and retain high quality investment and trading personnel to successfully manage the Fund into the future.  FPA presented the proposed Investment Advisory Agreement to the Board, and the Board approved the proposed Investment Advisory Agreement and determined to submit it to shareholders of the Fund for their approval with the Board’s recommendation to vote in favor.

What am I being asked to vote on?

You are being asked to approve a proposed Investment Advisory Agreement with FPA.  Due to the Fund investing a greater portion of its assets in non-U.S. equity securities under the FPA Global Value Strategy, FPA has proposed, and the Board of Directors has agreed, that the Fund enter into a new Investment Advisory Agreement under which FPA would be paid at an annual rate of 1.00% of the Fund’s average daily net assets.  Under the Investment Company Act of 1940, shareholders are generally required to approve material changes to investment advisory agreements before they take effect.  Because the proposed Investment Advisory Agreement provides for a higher fee, you are being asked for your approval.  The proposed Investment Advisory Agreement would not take effect until it is approved by shareholders.

How will the proposed Investment Advisory Agreement impact me?

Messrs. Py and Herr have already been appointed as the Co-Presidents and Co-Chief Investment Officers of the Fund, and under their leadership the Fund is in the process of transitioning to the FPA Global Value Strategy.  If shareholders approve the proposed Investment Advisory Agreement, the Fund’s advisory fee would increase from its current rate of 0.75% of the first $50 million of average daily net assets and 0.65% thereafter, to the proposed fee rate of 1.00% of average daily net assets.  FPA would continue to be reimbursed, as under the current Investment Advisory Agreement, for monthly costs incurred in providing financial services to the Fund, which cannot exceed 0.10% of the average daily net assets of the Fund.

For the first six months following the date of approval of the proposed Investment Advisory Agreement, however, FPA will waive any increase in advisory fees.  In addition, if the proposed Investment Advisory Agreement is approved, FPA has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Fund’s operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015 to ensure that the Fund’s total expenses will not exceed 1.32% of the Fund’s average daily net assets.  There is no assurance, however, that the expense limitation will be maintained at the same level, if at all, after January 31, 2015.

Will the changes to the Fund have tax consequences?

As noted, positions in the Fund will be sized down or sold over time, in order to redeploy capital into investment opportunities that Messrs. Py and Herr find most compelling.  Some of these changes could occur over a short period of time and may likely result in the Fund paying significantly higher taxable distributions of capital gains than in prior years.  This is because when the Fund sells a portfolio security, it must realize capital gains at the time of sale, and the Fund must generally distribute these capital gains to shareholders at the end of the year in which the gain was realized.  Most, but not all, of the gains are expected to be long-term capital gains.  Some portfolio sales have already occurred, and more sales are expected to occur in the 2013 taxable year, with the remaining part of the transition taking place during the 2014 taxable year.  While the amount of realized capital gains cannot be known at present and will depend on market values at the time of sale, the Fund’s investments have generally increased in value, and the realization of capital gains is expected to result in the Fund paying significantly higher taxable distributions of net long-term capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) and possibly some short-term capital gain (that is, the excess of short-term capital gains over short-term capital losses) in 2013 and 2014.  Absent the transition the Fund would eventually have to realize these gains as it sells portfolio securities over time, but the transition to the FPA Global Value Strategy accelerates the pace of recognizing potential capital gains.  Higher taxable distributions would not impact tax-exempt investors.  Taxable investors receiving the distributions should be prepared to pay taxes on them at ordinary income rates for the part attributable to net short-term capital gain and at maximum rates of 15% and 20% for the part attributable to net long-term capital gain.

How will the proposal impact the Fund’s expenses?

Under the proposed Investment Advisory Agreement, if approved by shareholders, FPA would receive for its services to the Fund a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets.  The increase in the Fund’s advisory fee would similarly increase the Fund’s expense ratio.  Based on the Fund’s fees and expenses for the fiscal year ended September 30, 2013 (unaudited), the Fund’s expense ratio would increase from [0.94]% to [1.28]%.  The Proxy Statement contains fee tables showing the Fund’s fees and expenses under the current Investment Advisory Agreement compared to fees and expenses under the proposed Investment Advisory Agreement, along with examples in each case.

For the first six months following the date of approval of the proposed Investment Advisory Agreement, however, FPA will waive any increase in advisory fees.  In addition, if the proposed Investment Advisory Agreement is approved, FPA has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Fund’s operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015 to ensure that the Fund’s total expenses will not exceed 1.32% of the Fund’s average daily net assets.  Even though this limit is higher than the Fund’s anticipated expense ratio if the proposed Investment Advisory Agreement is approved, the limit is designed to protect the Fund from unexpected changes in expenses or asset levels due to market volatility or net redemptions from the Fund that could cause the expense ratio to rise.

What other proposals are you being asked to vote on?

The Board is also proposing that shareholders approve changing the Fund from a diversified fund to a non-diversified fund.  Shareholder approval of this change would enable the Fund to take larger positions in a smaller number of issuers.  FPA believes that changing the Fund from a diversified fund to a non-diversified fund would give FPA more flexibility in implementing the Fund’s investment strategies.  The change would enable FPA to focus the Fund’s investments on those securities that FPA believes are the most promising.  Because FPA would be able to invest larger percentages of the Fund’s assets in the securities of particular issuers, FPA would be able to take even more meaningful positions in securities that are its top investment choices.  However, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Shareholders are also being asked to approve changes in, or the removal of, certain fundamental investment policies of the Funds, as described in the Proxy Statement.  The updates to the fundamental policies are intended to standardize and conform the Fund’s policies to those of other funds managed by FPA.  The changes are also recommended in an effort to modernize the Fund’s fundamental investment policies, to provide the Fund additional flexibility to pursue its investment strategies and objectives, to respond to an ever-changing investment environment, and to simplify compliance monitoring.  The proxy statement explains the proposed changes to, or elimination of, each fundamental policy.  Shareholders are being asked to approve the changes in certain investment policies that are “fundamental,” which can be changed only with the approval of shareholders.  Each change to a fundamental policy requires a separate vote, so shareholders should vote for each sub-proposal appearing on the proxy card.  FPA has advised the Board that if the recommended changes are approved, FPA does not presently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile.  Before a material change is made to the Fund’s investment strategies, FPA will seek Board consent.

Finally, shareholders are being asked to approve a proposal to permit the Board to change the Fund’s investment objective without additional shareholder approval.  Although the Fund has no current plans to change its investment objective, if circumstances change in the future, a shareholder vote would be required to change the objective.  Since the Fund is seeking approvals on other matters at this time, the Board is seeking the flexibility to change the investment objective without a further shareholder vote in order to avoid the potential future cost of solicitation.  If approved, and if the Board decides to change the Fund’s investment objective in the future, it would provide 90 days’ advance notice to shareholders before implementing the change.

What happens if shareholders do not approve a proposal?

If shareholders of the Fund do not approve the proposed Investment Advisory Agreement, the Board will consider whether or not to ask shareholders to approve the agreement at a later date.  FPA has indicated, however, that if the proposed Investment Advisory Agreement is not approved, it would consider seeking Board approval to close the Fund to any future purchases.  FPA is committed to the Global Value Strategy and would likely seek to launch a new fund using that strategy, proposing to the Board the same fee currently proposed for the Fund.  If any other proposal or sub-proposal is not approved by shareholders, the non-approved proposal would not be implemented and FPA would manage the Fund in accordance with the applicable current policy.

Who is bearing the expenses related to the shareholder meeting?

All mailing, printing, legal, and proxy solicitation and tabulation expenses associated with the meeting will be paid by FPA.  The Fund will not bear any of these expenses.

Who is eligible to vote?

You are entitled to notice of, and to vote at, the meeting (and any adjournment or adjournments of the meeting) if you owned shares of the Fund at the close of business on September 27, 2013.

What are the different ways to vote your shares?

•                  By Mail: You may vote by mail by indicating your voting instructions on the enclosed proxy card, signing and dating it, and returning it in the enclosed postage paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” each of the proposals described above.

•                  By Phone: You may vote by telephone by calling the number on your proxy card.

•                  On the Internet: You may vote through the internet by visiting the website listed on your proxy card.

•                  In Person: If you plan to attend the meeting, you may vote in person.

Proxy cards submitted by corporations and partnerships will not be voted unless they are signed by the appropriate person(s) as indicated in the voting instructions on the proxy cards.

By Order of the Board of Directors

[SHERRY SASAKI]

[Secretary]

October [11], 2013

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay.  No postage is required if mailed in the United States.  You may also vote the enclosed proxy by telephone or over the Internet.  The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

FPA PARAMOUNT FUND, INC.

11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation, by the Board of Directors (the “Board” or “Board of Directors”, and each member of the Board, a “Director”) of FPA Paramount Fund, Inc. (the “Fund”), of proxies to be voted at a special meeting of shareholders of the Fund to be held at 10:00 a.m. Pacific Time on Friday, November 15, 2013, at the offices of First Pacific Advisors, LLC (“FPA”), 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550 (the “Meeting”), and at any and all adjournments thereof.  The Meeting will be held for shareholders to consider and vote on the following matters:

1.              Approval of a new Investment Advisory Agreement.

2.              Approval to change the Fund from a diversified fund to a non-diversified fund.

3.              Approval to adopt updates to certain fundamental investment policies of the Fund and eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires, as follows:

3a:            Revise the fundamental policy relating to real estate

3b:            Revise the fundamental policy relating to commodities

3c:             Revise the fundamental policy relating to industry concentration

3d:            Revise the fundamental policy relating to lending

3e:             Revise the fundamental policy relating to the issuance of senior securities and borrowing

3f:              Revise the fundamental policy relating to underwriting

3g:             Remove the fundamental policy relating to participation in joint trading accounts for securities

3h:            Remove the fundamental policy relating to affiliate transactions

3i:                Remove the fundamental policy relating to purchasing and writing put and call options and engaging in short sales

3j:               Remove the fundamental policy relating to investments in other investment companies

3k:            Remove the fundamental policy relating to investments in companies for the purpose of exercising control or management.

4.              Approval to change the Fund’s investment objective from a fundamental policy to a non-fundamental policy.

5.              Such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about October [11], 2013.

The Fund is organized as a Maryland corporation.  In addition, the Fund is a registered investment company.

If you hold shares in your name as a record holder, you may vote your shares by proxy through the mail, telephone, or internet as described on the proxy card.  If you submit your proxy via the internet, you may incur costs such as telephone and internet access charges.  Submitting your proxy will not limit your right to vote in person at the Meeting.  A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund at the above address, or by faxing to the Secretary at (310) 996-5450.  If you submit a signed proxy card without indicating your votes, the person voting the proxy will vote your shares according to the Board’s recommendations thereon.  Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of FPA or AST Fund Solutions, the

Fund’s proxy solicitor.  The cost of solicitation of proxies will be borne by FPA, which will reimburse banks, brokerage firms, nominees, fiduciaries, and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund.  [In addition, the Fund has engaged AST Fund Solutions to assist in proxy solicitation and collection and has agreed to pay such firm approximately $[   ], plus out-of-pocket costs].

On September 27, 2013 (the record date for determining shareholders entitled to notice of, and to vote, at the Meeting), there were [   ] shares of Common Stock outstanding, no par value.  Shareholders of the Fund are entitled to one vote per share.  As of September 27, 2013, no person is known by management to own beneficially or of record as much as 5% of the outstanding Common Stock, except the following persons:

Title of Class	Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	[Charles Schwab and Co. Inc.* 101 Montgomery Street San Francisco, CA 94104]	[ ] shares	[ ]	%

	[Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, Mississippi 39213-8098]	[ ] shares	[ ]	%

*  The foregoing broker-dealers advise that the shares are held for the benefit of their customers.

As of September 27, 2013, the Directors and officers of the Fund and their families, as a group, owned beneficially [   ]% of the outstanding shares of the Fund, [which included beneficial ownership of [   ]% by [   ], and beneficial ownership of [   ]% by [   ]] [OR] [of which no single Director or officer owned more than 1%].

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end.  The Fund’s most recent annual and semi-annual reports are available at www.fpafunds.com, and the Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request made to the Secretary of the Fund.  Such written or oral requests should be directed to the Fund at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, or call [(800) 982-4372 ext. 419].  Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

1.  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

General Overview

Two years ago, in an effort to expand investment opportunities for the Fund and to differentiate the Fund from other FPA Funds, FPA began to implement a global investment program for the Fund.  While the Fund had previously invested primarily in domestic equity securities, given the increasing importance of international markets, FPA sought to increase the Fund’s investment exposures to non-U.S. equity securities.  Thus, the Fund invests primarily in the common stocks of international and U.S. companies in a variety of industries and market segments.  FPA believes that the Fund’s international diversification can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet FPA’s investment criteria.  The Fund will purchase foreign domiciled companies that meet FPA’s usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage.  Once the foreign portfolio is established, the Fund will typically maintain an allocation to foreign domiciled companies of more than 50% of total assets.  Additional exposure to foreign business activity is expected to come from purchases of U.S.-based companies with strong worldwide franchises.

Since FPA changed the Fund’s mandate to a global investment program, it has invested in expanding its research and investment management capabilities relating to non-U.S. investments, and FPA has created a new investment strategy — the FPA Global Value Strategy — that uses these resources to manage portfolios with a greater portion of assets in non-U.S. investments; FPA has been transitioning the Fund to the FPA Global Value Strategy since September 1, 2013.  The FPA Global Value Strategy, and now the Fund, is led by Pierre Py and Gregory Herr, who have become the Fund’s Co-Presidents and Co-Chief Investment Officers.  Messrs. Py and Herr previously served as co-portfolio managers of the Fund.  The transition and the new leadership do not require shareholder approval.

Under the new leadership of Messrs. Py and Herr, FPA intends to invest a greater portion of the Fund’s assets in non-U.S. equity securities.  This transition will not result in changes to the Fund’s investment objective or its principal investment strategies, which were revised two years ago to implement the transition to a global program.  However, in connection with the new leadership, current positions in the Fund will be sized down or sold over time, in order to redeploy capital investment opportunities that Messrs. Py and Herr find most compelling.  Some of these changes could occur over a short period of time and may likely result in the Fund paying significantly higher taxable distributions of capital gains than in prior years.

In connection with transitioning to the FPA Global Value Strategy, FPA reviewed the fees charged the Fund and sought approval from the Fund’s Board of Directors (the “Board”) to revise the Fund’s Investment Advisory Agreement to increase the advisory fee.  FPA believes that the Fund’s current fee is no longer appropriate given the broader investment reach of the Fund and the higher research and other expenses associated with managing a global investment portfolio.  Under the FPA Global Value Strategy, the Fund has changed its performance benchmark to the MSCI All Country World Index, and funds benchmarked to that index generally charge higher fees than those following the Fund’s previous benchmark in recognition of the increased investment and administrative complexity of managing a global fund.  The increased complexity, and thus cost, of managing a global fund arises out of the increased research effort necessary to analyze and research companies around the world, as well as the additional time and resources needed to address trading and settlement issues and compliance and tax reporting.  For these reasons, FPA believes that the proposed fee would be competitive with other global funds, consistent with fees charged by FPA to other FPA Funds (and thus designed to create a proper alignment of internal incentives for the portfolio management team), and would allow FPA to attract and retain high quality investment and trading personnel to successfully manage the Fund into the future.  FPA presented the proposed Investment Advisory Agreement to the Board, and the Board approved the proposed Investment Advisory Agreement and determined to submit it to shareholders of the Fund for their approval with the Board’s recommendation to vote in favor.

As discussed below, if shareholders approve the proposed Investment Advisory Agreement, the Fund’s advisory fee would increase from its current rate of 0.75% of the first $50 million of average daily net assets and 0.65% thereafter, to the proposed fee rate of 1.00% of average daily net assets.  FPA would continue to be reimbursed, as under the current Investment Advisory Agreement, for monthly costs incurred in providing financial services to the Fund, which cannot exceed 0.10% of the average daily net assets of the Fund.  For the first six months following the date of approval of the proposed Investment Advisory Agreement, however, FPA will waive any increase in advisory fees.  In addition, if the proposed Investment Advisory Agreement is approved, FPA has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Fund’s operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015 to ensure that the Fund’s total expenses will not exceed 1.32% of the Fund’s average daily net assets.  Comparative fee tables and examples showing the Fund’s fees and expenses under the current Investment Advisory Agreement compared with under the proposed Investment Advisory Agreement appear below.  In addition, more information appears below about FPA and the proposed Investment Advisory Agreement, including the proposed fee and the factors considered by the Board in recommending approval of the proposed Investment Advisory Agreement.

About FPA

First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund’s previous adviser, First Pacific Advisors, Inc.  Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since July 1, 1978.  FPA exercised its option to purchase, among other items, the operating assets and name “First Pacific Advisors” from the previous parent company, Old Mutual (US) Holdings Inc.  This purchase took effect on September 30, 2006, and the current investment advisory agreement became effective on October 1, 2006.  FPA had approximately $[   ] billion in assets under management as of September 30, 2013.  FPA’s address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.  FPA is a Delaware limited liability company.  More information about FPA’s management appears in Appendix B, along with a list of the officers or Directors of the Fund who hold positions with FPA.

FPA does not currently serve as investment adviser to any other mutual funds with an investment objective and strategies similar to the FPA Global Value Strategy to be used by the Fund.

Description of the Proposed Investment Advisory Agreement

A general description of the proposed Investment Advisory Agreement appears below, but it is qualified in its entirety by reference to the form of the proposed Investment Advisory Agreement attached as Appendix A to this Proxy Statement, which is marked to show changes from the current Investment Advisory Agreement.  Except for the fee, the removal of the expense limitation and the effective date, the terms of the proposed Investment Advisory Agreement are the same as the current Investment Advisory Agreement; the expense limitation would be replaced by a separate contractual obligation of FPA.  Information comparing the fees payable under the current Investment Advisory Agreement and the proposed Investment Advisory Agreement appears below.

General Information.  The current Investment Advisory Agreement was approved by shareholders of the Fund on May 2, 2006 and took effect on October 1, 2006.  The continuation of the current Investment Advisory Agreement was last renewed by the Board at an in-person meeting held on August 5, 2013, for a one-year term ending on September 30, 2014.

Investment Advisory Services.  The services FPA would provide under the proposed Investment Advisory Agreement are the same as those currently provided by FPA under the current Investment Advisory Agreement, except that different portfolio managers at FPA would lead the Fund in its transition to a global fund using the FPA Global Value Strategy.  Messrs. Py and Herr were previously co-portfolio managers of the Fund and began serving as Co-Presidents and Co-Chief Investment Officers on September 1, 2013.  Since 2013, Mr. Herr has served as Managing Director of FPA.  Mr. Herr also serves as Vice President and Portfolio Manager of FPA Perennial Fund, Inc. (since 2013) and of Source Capital, Inc. (since 2013).  Mr. Herr served as Vice President and Portfolio Manager of the Fund from 2011 to 2013 and Vice President of the Adviser from 2007 to 2013.  Since 2013, Mr. Py has served as Managing Director of FPA.  Mr. Py also serves as Portfolio Manager of FPA International Value Fund (since 2011).  Mr. Py served as Vice President and Portfolio Manager of the Fund from 2011 to 2013, Vice President of the Adviser from 2011 to 2013, and as a senior international investment analyst at Harris Associates from 2005 to 2010.

FPA provides continuing supervision of the Fund’s investment portfolio. FPA is authorized, subject to the oversight of the Fund’s Board, to determine which securities are to be bought or sold and in what amounts.

Payment of Fund Expenses.  In addition to providing investment advisory and management services, the proposed Investment Advisory Agreement, as with the current Investment Advisory Agreement, obligates FPA to furnish office space, furniture, equipment and supplies, and maintain the Fund’s books and records.  FPA is also obligated to compensate all officers and other personnel of the Fund, all of whom are employed by FPA, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.  Other than the expenses FPA specifically assumes under the Investment Advisory Agreement, the Fund bears all costs of its operation.  These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with FPA; taxes; transfer agent; interest on indebtedness, if any, incurred by the Fund; dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and directors’ meetings; registration of Fund shares under federal and state laws; printing, engraving and issuing stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of FPA’s expenses in providing financial services to the Fund as described below.

Duration and Termination.  Unless earlier terminated as described below, the proposed Investment Advisory Agreement will remain in effect through September 30, 2015 and from year to year thereafter if specifically approved each year (a) by the Fund’s Board or by the vote of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party (the “Independent Directors”), by votes cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement may be terminated without penalty by the Fund’s Board or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the other party.  The Investment Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Limitation of Liability.  The proposed Investment Advisory Agreement, as with the current Investment Advisory Agreement, provides that FPA does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Investment Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of FPA or the reckless disregard of its duties under the Investment Advisory Agreement.

Expense and Management Fees.  Under the current Investment Advisory Agreement, for services rendered, FPA is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses FPA monthly for costs incurred in providing financial services to the Fund.  Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties).  However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

Currently, the advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets.  Such values are calculated at the close of business on the last business day of each calendar month.  Any required reduction or refund is computed and paid monthly.  Operating expenses (as defined in the Investment Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale.  All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by FPA beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

Under the proposed Investment Advisory Agreement, if approved by shareholders, FPA would receive for its services to the Fund a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets.  In addition, as is currently the case, the Fund would reimburse FPA monthly for costs incurred in providing financial services to the Fund, up to 0.10% of the average daily net assets of the Fund.  For the first six months following the date of approval of the proposed Investment Advisory Agreement, however, FPA will waive any increase in advisory fees.  In addition, if the proposed Investment Advisory Agreement is approved, FPA has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Fund’s operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015 to ensure that the Fund’s total expenses will not exceed 1.32% of the Fund’s average daily net assets.  This new expense limitation will be a separate contractual obligation of FPA and cannot be terminated without the approval of the Board.  There is no assurance, however, that the expense limitation will be maintained at the same level, if at all, after January 31, 2015.

For the fiscal years ended September 30, 2011, 2012 and 2013, FPA received gross advisory fees of $1,779,614, $1,705,521, and $[   ], respectively, plus $266,094, $254,696, and $[   ] respectively, for costs incurred in providing financial services to the Fund.  During these periods, no amounts were waived or reduced under the expense reduction provision described above.

The table below shows the aggregate management fees (before fee waivers and reimbursements) that FPA earned from the Fund for the fiscal year ended September 30, 2013, the amount that would have been received for the fiscal year if the proposed investment advisory fees had been in effect, and the difference between these amounts.

Investment Advisory Fees (based on current fee rate)		Investment Advisory Fees (based on proposed fee rate)		Percentage Change
$	[ ]	$	[ ]	[ ]	%

Current and Pro Forma Fee Tables.  The tables below show the Annual Fund Operating Expenses as of the end of the Fund’s fiscal year ended September 30, 2013, under the current Investment Advisory Agreement, and pro forma Annual Fund Operating Expenses if the proposed Investment Advisory Agreement is approved.  Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of the Fund’s assets.  These expenses are borne indirectly by all shareholders.  Information for the fiscal year ended September 30, 2013 has not yet been audited, however, the difference in advisory fee rates under the current and proposed Investment Advisory Agreements would be the same as shown below (even if the audited total expense ratios based on the 2013 fiscal year may vary from that shown below).

The table is followed by an example showing the cost of investing in the Fund based on the current Investment Advisory Agreement and under the pro forma proposed Investment Advisory Agreement.

CURRENT INVESTMENT ADVISORY AGREEMENT — current fees

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	[0.29	]%
Other Expenses	[0.19	]%
Financial Services	[0.10	]%
Total Annual Fund Operating Expenses	[0.94	]%

(1) Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

PROPOSED INVESTMENT ADVISORY AGREEMENT — pro forma fees

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees*	1.00%
Distribution (12b-1) Fees	None
Other Expenses	[0.29	]%
Other Expenses	[0.19	]%
Financial Services	[0.10	]%
Total Annual Fund Operating Expenses	[1.29	]%

(1)         Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

*  Management Fees are restated reflecting the fee under the proposed Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current Investment Advisory Agreement

One year	$	[96	]
Three years	$	[300	]
Five years	$	[520	]
Ten years	$	[1,155	]

Proposed Investment Advisory Agreement

One year	$	[	]
Three years	$	[	]
Five years	$	[	]
Ten years	$	[	]

Board Considerations Regarding Approval of the proposed Investment Advisory Agreement

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of FPA’s services.  The Board met on August 5, 2013 to consider renewal of the current Investment Advisory Agreement, reviewing information about FPA’s services and the Fund.  At that meeting, FPA noted that it was developing the FPA Global Value Strategy and planning on transitioning the Fund to that mandate under the new leadership of Messrs. Py and Herr.  FPA discussed the transition with the Board, and noted that it could begin the transition in early September, but that, given the increased research and expense of managing a global fund, it would seek approval of a new Investment Advisory Agreement in the near term.  The Board requested that FPA present its proposal to change the advisory fee at a subsequent in-person meeting of the Board, and directed counsel to the Independent Directors to request information from FPA on a variety of topics on behalf of the Independent Directors.  FPA responded to the additional requests, and the Board met again on August 14, 2013, to consider whether to approve the proposed Investment Advisory Agreement and to discuss changes to the portfolio with FPA representatives.  In connection with the August 5 and August 14 meetings, the Directors received and reviewed extensive materials prepared by FPA relating to its services and its business, including information about the proposed Investment Advisory Agreement at the August 14 meeting.

Factors Considered. In reviewing the proposed Investment Advisory Agreement, the Board and the Independent Directors considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by FPA, both in the past and as anticipated under the proposed Investment Advisory Agreement, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the proposed Investment Advisory Agreement with those of other funds and those of FPA under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by FPA and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by FPA from its relationship with the Fund.

The Board and the Independent Directors considered the impact of implementing the FPA Global Value Strategy for the Fund.  They discussed with FPA representatives the manner in which the portfolio would be invested, observing that the Fund would increase its exposure to non-U.S. securities, but that the Fund’s investment objective and principal investment strategies would not change.  The Board and the Independent Directors noted that none of the Fund’s service providers would change, but that the Fund would, beginning September 1, 2013, be managed by Messrs. Py and Herr.  The Board and the Independent Directors recognized that the transition of the portfolio would result in the Fund paying significantly higher taxable distributions of capital gains than in prior years.  While FPA discussed estimates of the potential capital gains that might be realized in the transition, the Board and the Independent Directors noted that the timing and amount of any realized capital gains would depend on market values at the time of sale.  The Board and the Independent Directors also noted that, absent the transition, the Fund would eventually have to realize these gains as it sells portfolio securities over time, but the transition to the FPA Global Value Strategy accelerates the pace of recognizing potential capital gains.  FPA noted that in light of the Fund’s low portfolio turnover, the portfolio did not have a significant amount of recent purchases such that it did not expect to realize a significant amount of short-term capital gains.  The Board and the Independent Directors observed that higher distributions would not impact tax-exempt investors, but that taxable investors (including themselves) receiving the distributions would be required to pay taxes on them at ordinary income rates for the part attributable to net short-term capital gain and at maximum rates of 15% and 20% for the part attributable to net capital gain.

Nature, Extent and Quality of Services.  The Board and the Independent Directors considered, among other matters, FPA’s personnel, experience, track record, and compliance program.  The Board and the Independent Directors considered the qualifications, backgrounds and responsibilities of FPA’s principal personnel who provide services to the Fund, and who would continue to provide services to the Fund under the proposed Investment Advisory Agreement, as well as the level of attention those individuals provide to the Fund.  They noted that Messrs. Py and Herr serve as portfolio managers for other FPA Funds, and noted their positive experiences with them.  The Board and the Independent Directors noted FPA’s commitment to devoting resources to staffing and technology in support of its investment management services.  They also reviewed FPA’s investment philosophy and processes and its compliance program and considered the scope of FPA’s services, and they discussed the FPA Global Value Strategy with Messrs. Py and Herr.  The Board and the Independent Directors noted increased allocations to non-U.S. securities would increase the complexity of the services to be provided by FPA, which would incur additional costs and responsibilities for researching and trading securities, overseeing service providers and other matters, and they noted the nature, extent and quality of these services provided by FPA to other FPA Funds that invest in non-U.S. securities.  The Board and the Independent Directors concluded that the nature, extent and quality of the services provided by FPA have benefited and were expected to continue to benefit the Fund and its shareholders.

Investment Performance.  The Board and the Independent Directors reviewed the Fund’s investment results for various periods ended June 30, 2013, compared to the results of the Russell 2500 and the Fund’s new benchmark, the MSCI All Country World Index, as well as the mutual funds included in a peer group of world stock funds selected by Morningstar (“Peer Group”).  They noted the Fund’s competitive longer-term investment performance when compared to the prior benchmark and discussed with FPA how the Fund was expected to perform in relation to its new benchmark and Peer Group, recognizing that the Fund and portfolio managers did not have a track record to evaluate but that Mr. Py had produced strong returns for another FPA Fund investing in non-U.S. securities.  The Board and the Independent Directors concluded that FPA’s record in managing the Fund and other FPA Funds indicates that its continued management will benefit the Fund and its shareholders, and that they were confident in FPA’s ability to manage the Fund in the future.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees.  The Board and the Independent Directors compared the Fund’s proposed advisory fee and expenses with those of other similar mutual funds in the Peer Group.  They noted that fees and expenses were above the average for the Peer Group.  The Board and the Independent Directors also noted that the overall expense ratio of the Fund, if the proposed fee is approved, would be slightly above the Peer Group average.  They noted that FPA believed that the fee was competitive within the industry for similar global funds and that it recognized the increased complexity of managing a global fund.  They also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee, and they considered amounts paid or reimbursed to FPA for financial services.  In addition, the Board and the Independent Directors noted that FPA does not currently manage other funds or accounts using the FPA Global Value Strategy, but that FPA expected that the rate would compare favorably with such fees if the strategy is employed by other accounts.  The Board and the Independent Directors noted that the proposed fee would be consistent with fees charged by FPA to another FPA Fund investing in non-U.S. securities, and they noted that FPA had proposed this consistency to create a proper alignment of internal incentives for the portfolio management team.  They also noted that FPA would continue to contractually limit the Fund’s direct expenses and that, even though the limit was higher than the expense ratio expected for the Fund, the limit protected investors from unexpected changes in expenses or asset levels due to market volatility or net redemptions from the Fund that could cause the expense ratio to rise.  They also noted that there was no assurance that the expense limitation will be maintained at the same level, if at all, after January 31, 2015.  They noted that although the Fund’s proposed advisory fee is higher than the current fee, the increased complexity, and thus cost, of managing a global fund, deriving from the increased research effort to analyze and research companies around the world, as well as the additional time and resources needed to address trading and settlement issues and compliance and tax reporting, justified the increase.  The Board and the Independent Directors concluded that the Fund’s proposed advisory fee and expected expense ratios are reasonable and appropriate under the circumstances.

Adviser Profitability and Costs.  The Board and the Independent Directors considered information provided by FPA regarding FPA’s estimated costs in providing services to the Fund under the proposed Investment Advisory Agreement, the anticipated profitability of FPA and the benefits to FPA from its relationship to the Fund, including amounts to be paid or reimbursed to FPA for financial services.  They reviewed and considered FPA’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute FPA’s largest operating cost.  The Board and the Independent Directors recognized that FPA should be entitled to earn a reasonable level of profits for the services that it provides to the Fund.  The Board and the Independent Directors concluded that FPA’s anticipated level of profitability from its relationship with the Fund under the proposed Investment Advisory Agreement was not unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale.  The Board and the Independent Directors considered whether there would be economies of scale under the proposed Investment Advisory Agreement with respect to the management of the Fund, whether the Fund will appropriately benefit from any economies of scale, and whether the proposed fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist.  The Board and the Independent Directors observed that, although the Fund’s proposed advisory fee does not contain breakpoints, it is difficult to determine the existence or extent of any economies of scale.  They noted that FPA is sharing economies of scale through reasonable advisory fee levels and that it is devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders.  They also noted that, for the first six months following the date of approval of the proposed Investment Advisory Agreement, FPA will waive any increase in advisory fees and that, in addition, if the proposed Investment Advisory Agreement is approved, FPA has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Fund’s operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015 to ensure that the Fund’s total expenses will not exceed 1.32% of the Fund’s average daily net assets.  They noted the additional complexity and resources required to manage the Fund using the FPA Global Value Strategy, and discussed with FPA its plans to expand the Fund’s investment team.  The Board and the Independent Directors concluded that under the circumstances FPA is sharing any economies of scale with the Fund appropriately.

Ancillary Benefits.  The Board and the Independent Directors considered other actual and potential benefits to FPA from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. In particular, they noted that FPA does not have any affiliates that benefit from its relationship to the Fund.  The Board and the Independent Directors observed that FPA does not earn common ancillary benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash.

Conclusions.  At the August 14, 2013 meeting, the Board and the Independent Directors approved the proposed Investment Advisory Agreement, which is the same as the current Investment Advisory Agreement except for the advisory fee, the expense reduction and the effective date, and determined that the Fund would benefit from the services of an experienced portfolio management team, which was expected to produce competitive long-term returns.  In addition, the Board and the Independent Directors agreed that the Fund would continue to receive high quality accounting, administrative, shareholder and other ancillary services from FPA.  The Board and the Independent Directors concluded that the advisory fee rate under the proposed Investment Advisory Agreement is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided and expected to be provided by FPA and FPA’s profitability and costs.  The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to FPA’s compensation, such as changes in the Fund’s asset levels, changes in portfolio management personnel and the cost and quality of the services provided by FPA to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by FPA and determined to approve the proposed Investment Advisory Agreement for a two-year period through September 30, 2015, subject to the subsequent approval of shareholders of the Fund.

If approved by shareholders, the proposed Investment Advisory Agreement would take effect as soon as practicable following such approval.

If shareholders do not approve the proposed Investment Advisory Agreement, the Fund will continue to operate under its current Investment Advisory Agreement and the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.  FPA has indicated, however, that if the proposed Investment Advisory Agreement is not approved, it would consider seeking Board approval to close the Fund to any future purchases.  FPA is committed to the Global Value Strategy and would likely seek to launch a new fund using that strategy, proposing to the Board the same fee currently proposed for the Fund.

The Board of Directors, including the Independent Directors, believes that the proposal is in the best interests of shareholders and recommends that you vote “FOR” this proposal.

The approval of this proposal requires the approval of the holders of a majority of outstanding Fund shares.  The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

2.  APPROVAL TO CHANGE THE FUND FROM A DIVERSIFIED FUND
TO A NON-DIVERSIFIED FUND

Current Fundamental Policy	Proposed Fundamental Policy

The Fund shall not invest more than 5% of its total assets, based on market value, in the securities of any one issuer (except the U.S. Government); or acquire more than 10% of any class of securities of any one issuer.

None

FPA has recommended, and the Board has approved, changing the Fund from a diversified fund to a non-diversified fund.  Shareholder approval would enable the Fund to invest larger percentages of its assets in the securities of particular issuers.  FPA believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.  There will be no material changes to FPA’s investment strategies or the Fund’s investment objectives as a result of this proposed change being approved by the shareholders.  If shareholders approve the proposal, the Fund would become classified as a “non-diversified” fund under the 1940 Act and its fundamental investment policy concerning diversification, set forth above, would be eliminated.  Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described below.

Since its inception in 1958, the Fund has operated as a “diversified” fund, as defined in the 1940 Act.  As a 1940 Act diversified fund, the Fund must invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer.  With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund may invest in the securities of a single issuer.  These 1940 Act limits do not apply to securities issued or guaranteed by the U.S.  Government, its agencies or instrumentalities, or to securities issued by other investment companies.  These limits apply at the time the Fund purchases a security; the Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings.

FPA believes that changing the Fund from a diversified fund to a non-diversified fund would give FPA more flexibility in implementing the Fund’s investment strategies.  The change would enable FPA to focus the Fund’s investments on those securities that FPA believes are the most promising.  The Fund has generally invested in a limited number of holdings since inception, which FPA believes is a key aspect of the portfolio management strategy.  Because FPA would be able to invest larger percentages of the Fund’s assets in the securities of particular issuers, FPA would be able to take even more meaningful positions in securities that are its top investment choices.  Of course, FPA’s top investment choices represent its subjective determinations; FPA may not accurately assess the investment prospects of a particular security.

Risks.  Shareholder approval of the proposal would enable the Fund to operate as a non-diversified fund.  As a non-diversified fund, the percentage of the Fund’s assets invested in any single issuer would not be limited by the 1940 Act.  The Fund would be able to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer.  (See discussion below regarding the diversification rules in the Internal Revenue Code.)

FPA believes that this increased investment flexibility may provide opportunities to enhance the Fund’s performance; however, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.  If FPA takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if FPA had diversified the Fund’s investments.  FPA would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it finds investment opportunities that meet its strict investment criteria and that it believes that the investment justifies the risks involved.

If the Fund’s shareholders approve this proposal, FPA may operate the Fund as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Fund.  The flexibility to take larger positions in the securities of a single issuer may not be used immediately upon shareholder approval, and may be implemented over time depending on market conditions.  Indeed, FPA will reserve freedom of action to operate the Fund as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if FPA does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require FPA to again seek shareholder approval to reserve freedom of action to operate the fund as non-diversified.

In addition, the Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code.  These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer.  With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer.  These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters.  However, FPA has no current intention of investing in the securities of any single issuer beyond the limits described.  Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

The following is a hypothetical situation in which operating the Fund as a non-diversified fund could give FPA more flexibility in implementing the Fund’s investment strategies.  This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (the “25% basket”), the Fund may invest more than 5% of its total assets in one or more issuers.  For example, assume that the portfolio includes, among other securities, securities of three fictional companies: GlobalCo, WorldCo, and USCo.  At the time the Fund purchased securities of these companies, the companies made up the “25% basket”.  Assume, for purposes of this example, that the Fund purchased GlobalCo at $5 per share and GlobalCo increases in value to $20 per share so that, combined with WorldCo and USCo, these three holdings now exceed 25% of the Fund’s total assets.  As described above, the Fund may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket.  However, the Fund cannot now take a larger position in GlobalCo, WorldCo or USCo even if one or more of these companies is a top investment choice of FPA, because (as a 1940 Act diversified fund) the Fund cannot add any more to the 25% basket.  The same issue arises if the other holdings decrease in price so that the securities in the 25% basket then exceed 25% of the Fund’s total assets.  If, however, shareholders approve changing the Fund from a diversified fund to a non-diversified fund, the Fund would be able to take a larger position in any of the companies in this hypothetical situation because the Fund would not be constrained by the 25% basket.  If the prices of the holdings in the hypothetical situation described above were to decrease, such that they became a smaller relative portion of the Fund’s portfolio (i.e., the three securities fell to 15% or 20% of the Fund’s total assets), the Fund’s current diversification limits would not apply.  Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described above.

The Board of Directors, including the Independent Directors, believes that the proposal is in the best interests of shareholders and recommends that you vote “FOR” this proposal.

The approval of this proposal requires the approval of the holders of a majority of outstanding Fund shares.  The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

3.  APPROVAL TO CHANGE OR ELIMINATE CERTAIN FUNDAMENTAL
INVESTMENT POLICIES OF THE FUND

Proposal 3 is a series of proposals to change certain investment policies of the Fund that are fundamental to non-fundamental and to remove fundamental policies of the Fund that are not required to be fundamental under the 1940 Act.  The changes are intended to standardize and conform the Fund’s policies to those of other funds managed by FPA by the same portfolio managers (“FPA Funds”).  The changes are also recommended in an effort to modernize the Fund’s fundamental investment policies, to provide the Fund additional flexibility to pursue its investment strategies and objectives, to respond to an ever-changing investment environment, and to simplify compliance monitoring.  The sub-proposals below explain each of the proposed changes to, or elimination of, a policy.  Shareholders are being asked to approve the changes in certain investment policies that are “fundamental,” which can be changed only with the approval of shareholders.  FPA has advised the Board that if the recommended changes are approved, FPA does not presently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile.

Each sub-proposal in this Proposal 3 will be voted on separately by the shareholders of the Fund, and the approval of each sub-proposal will require the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.  If approved by the Fund’s shareholders at the Meeting, the proposed changes to the Fund’s fundamental investment policies will be adopted by the Fund as soon as practical following the approval.  If the shareholders fail to approve any sub-proposal in Proposal 3, the current policy or policies covered in that sub-proposal will remain in effect.  No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal.

Fundamental Investment Policies

The 1940 Act requires the Funds to have certain fundamental policies.  Fundamental policies can be changed only by a shareholder vote.  In contrast, non-fundamental policies may be changed by the Board without shareholder approval, although material changes will be reflected in amendments to a Fund’s prospectus and statement of additional information.

The proposed changes to the Fund’s fundamental investment policies would satisfy current regulatory requirements and are written to provide the Fund with the flexibility to respond to future legal, regulatory and market changes.  By making the fundamental policies of the Fund consistent with those of other FPA Funds managed by the same portfolio managers, monitoring compliance would be streamlined and more efficient.  Revising the investment policies as proposed would continue to allow the Fund to operate efficiently within the limits of the 1940 Act.  FPA believes that its ability to manage the Fund’s portfolios in a changing regulatory or investment environment will be enhanced by the proposed changes.  In addition, by limiting the number of policies that can be changed only by shareholder vote to those required by law, the Fund may be able to avoid the costs and delay associated with a shareholder meeting if the reason or need arises to change a policy in the future.

The proposed investment policies are written broadly, and, in many cases, are substantially similar to the current corresponding policies for the Fund or simply rephrase existing policies.  Some proposed policies are drafted to allow the Fund to invest to the extent permitted by applicable law.  As discussed further below with respect to certain policies, the 1940 Act explicitly permits or otherwise does not prohibit certain investment practices.  With the added flexibility provided by these policies, the Fund’s registration statement will then specify its strategy to invest (or not) in a particular type of investment.  It is possible that as the financial markets continue to evolve over time, applicable law may be amended to address changed situations and new investment opportunities.  At times, FPA also may seek exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to address changing circumstances.  In addition, from time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters.  By phrasing a restriction as permitted to the extent of applicable law, the Fund may benefit from the flexibility to take advantage of future changes in law or the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

The actual investment strategies of the Fund generally are not expected to change as a result of the change in its investment policies, or from changes in policies from fundamental to non-fundamental.  It is expected that the Fund will continue to be managed in accordance with its current investment strategy, as detailed in its current prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Board or FPA.  FPA does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund or the manner in which the Fund is managed with respect to those policies at the present time.  The Board has also concluded that, to the extent possible, it would be in the best interests of the Fund and its shareholders to have uniform and consistent fundamental policies with the other FPA funds managed by the same portfolio managers. Therefore, the Board has authorized the submission to the Fund’s shareholders for their approval, and the Board recommends that shareholders approve, the amendment and/or elimination of the Fund’s fundamental investment policies as outlined below.  In the future, if the Board determines to change materially the manner in which the Fund is managed, the Fund’s prospectus will be amended to reflect such a change.

Set forth below is a discussion of the proposed changes to the Fund’s fundamental investment policies, including the language of each proposed fundamental investment policy and, where applicable, the language of a non-fundamental policy that replaces or supplements a fundamental policy.  Non-fundamental policies do not require shareholder approval but are presented to show how the policy in a particular area would change.  If a sub-proposal is not approved, the Board will consider whether or not to change non-fundamental policies on a case-by-case basis.  The Fund’s current fundamental investment policies are listed below adjacent to the proposed fundamental policies.

PROPOSAL 3A:                           REVISE THE FUNDAMENTAL POLICY RELATING TO REAL ESTATE

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to investments in real estate.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed fundamental investment restriction, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction

The Fund shall not purchase, lease, acquire, hold or sell real estate or any illiquid interest in real estate other than (a) for office space, (b) securities issued by registered real estate investment trusts or (c) as provided in paragraph 4 below.*

The Fund will not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

*                 Paragraph 4 provides:  The Fund shall not make loans to any person or firm, except by the acquisition of outstanding notes or other evidences of indebtedness secured by first deeds of trust or mortgages on real property or interest therein, in an aggregate amount not exceeding 10% of the value of its total assets. However, the making of time or demand deposits with banks and the purchase of publicly traded bonds, debentures or other securities of any other issuer of a type customarily purchased by institutional investors or any government or governmental issue at original issue or otherwise, shall not be deemed to be a loan. Investment in repurchase agreements shall not be considered the making of a loan for purposes of this investment restriction; although the Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund’s total net assets.

The 1940 Act requires a mutual fund to have fundamental investment policies governing investments in real estate.  The 1940 Act does not prohibit a fund from owning real estate; however, real estate is generally considered illiquid, and a mutual fund is limited in the amount of illiquid assets it may purchase.  Owners of real estate may be subject to various liabilities, including environmental liabilities.

The Fund’s current policy prohibits investments in real estate, though the policy permits investments for office space and in certain types of real estate securities.  The revised policy would permit the Fund to purchase or sell real estate to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.  The revised policy also generally retains the ability to invest in certain types of real estate securities, such as securities of issuers that deal or invest in real estate or securities secured by real estate or interests therein.

As a general matter, the Fund does not intend to purchase or sell real estate.  To the extent consistent with the Fund’s investment strategy and risk disclosure, the revised policy will not affect the Fund’s ability to invest in securities secured by real estate or issued by issuers that invest in real estate.  Rather, the revised policy will permit investment in these types of assets, as well as other assets to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

FPA has advised the Board that the proposed revisions to the fundamental policies relating to investment in real estate are not expected to affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3B:                                                   REVISE THE FUNDAMENTAL POLICY RELATING TO COMMODITIES

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to investments in commodities.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed fundamental and non-fundamental investment restrictions, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction
The Fund shall not purchase or sell commodities or commodity contracts.

The Fund will not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Current Non-Fundamental Investment Policy to be Amended	New Non-Fundamental Investment Policies
None

The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

The 1940 Act requires a mutual fund to have fundamental investment policies governing investments in commodities.  The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as commodity-linked notes, structured investments and notes, currencies and, possibly, currency futures).  However, a mutual fund is limited in the amount of illiquid assets it may purchase; certain commodities, especially physical commodities, may be considered to be illiquid.  The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors.  There also may be storage charges and risks of loss associated with physical commodities.

The Fund’s current policies prohibit investments in commodities or commodity contracts.  The revised policy would, as a fundamental policy, prohibit the Fund from purchasing or selling commodities or contracts on commodities, but would create an explicit exception that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act (unless registration is required by law).  The Fund would also adopt a non-fundamental policy that would permit the Fund to purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis, which in some cases may be regulated as commodities and arguably otherwise would be subject to the prohibition on investing in commodity contracts.  A separate non-fundamental policy would permit the Fund to purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.  These non-fundamental policies are drafted to be permissive and do not require the Fund to use these instruments.  Rather, they would clarify that these instruments may be used and remove any doubt that the fundamental policy could be read to prohibit their use.

As a general matter, the Fund does not intend to purchase or sell physical commodities.  To the extent consistent with the Fund’s investment strategy and risk disclosure, the revised policy will clarify that the Fund may engage in financial futures contracts and related options and currency contracts and related options, as well as purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis and purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to investments in commodities are not expected to affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3C:                                                   REVISE THE FUNDAMENTAL POLICY RELATING TO INDUSTRY CONCENTRATION

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to industry concentration.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed fundamental investment restriction, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction

The Fund shall not invest more than 25% of the value of its total assets in any one industry. (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.)

The Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Under the 1940 Act, all mutual funds must have a fundamental policy regarding concentration of investments in the securities of companies in a particular industry.  While the 1940 Act does not define concentration, the SEC has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.  Accordingly, a fund stating an intention to concentrate in a particular industry would be expected to invest more than 25% of its assets in securities of issuers in that industry unless adverse economic conditions temporarily reduced the value of its assets so invested.  Conversely, a fund electing not to concentrate its investments would be considered to be bound by its policy not to invest more than 25% of its assets in any one industry.  A fund that invests primarily in a particular industry could experience greater volatility than funds investing in a broader range of industries.

An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so.  The Fund’s current fundamental policy, as set forth above, is a restatement of the SEC’s current view with respect to industry concentration.  The proposed fundamental policy is substantially the same as the existing policy, except that it removes the reference to the 25% limitation that is currently a part of the Fund’s policy.  Nevertheless, the Fund will continue to adhere to the 25% limitation, unless the SEC changes its position, in which case the Fund will adhere to any new SEC positions on industry concentration.  The Fund measures adherence to the 25% limitation at the time of investment.  Thus, if securities of issuers in a given industry increase in value to constitute more than 25% of the value of the Fund’s assets by reason of changes in value of either the securities or other assets, the excess need not be sold.

The proposed policy reflects a more modernized approach to industry concentration and provides the Fund with flexibility to change its investment strategy to comply with a change in the SEC’s interpretation of concentration without seeking shareholder approval.  The proposed policy will be interpreted to refer to concentration as it may be determined from time to time by the SEC, its staff, or other authority with appropriate jurisdiction.  Consistent with SEC guidance, like the current policy, the revised policy also will be interpreted to permit investment without limit in the following:  securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.  Under the new policy, as currently interpreted by the SEC, securities of one foreign government will each continue to be considered a member of a single industry for purposes of the concentration policy.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to industry concentration are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3D:                           REVISE THE FUNDAMENTAL POLICY RELATING TO LENDING

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to lending.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed fundamental and non-fundamental investment restrictions, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction

The Fund shall not make loans to any person or firm, except by the acquisition of outstanding notes or other evidences of indebtedness secured by first deeds of trust or mortgages on real property or interest therein, in an aggregate amount not exceeding 10% of the value of its total assets. However, the making of time or demand

The Fund will not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, and the guidelines set forth in the Fund’s Prospectus and this deposits with banks and the purchase of publicly traded bonds, debentures or other securities of any other issuer of a type customarily purchased by institutional investors or any government or governmental issue at original issue or otherwise, shall not be deemed to be a loan. Investment in repurchase agreements shall not be considered the making of a loan for purposes of this investment restriction; although the Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund’s total net assets.

Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Current Non-Fundamental Investment Policy to be Amended	New Non-Fundamental Investment Policies
None.

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

The Fund may enter into repurchase agreements.

All mutual funds are required to have a fundamental policy regarding the lending of money and other assets.  The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.)

The Fund’s current fundamental policy on lending generally prohibits the making of loans in excess of 10% of the value of its total assets, subject to clarification that making time or demand deposits with banks and purchasing publicly traded bonds, debentures or other similar securities will not be considered making a loan subject to the restriction.  The current fundamental policy further clarifies that an investment in repurchase agreements also will not be considered the making of a loan.  The revised policy will prohibit the Fund from making loans, except the Fund may engage in securities lending activities, and the restriction will allow the Fund to invest in investment securities or other investment instruments without considering such investments to be a loan.  The revised policy would allow the Fund to lend securities in accordance with applicable law, and the Fund’s new non-fundamental policy would limit securities lending to one-third of the Fund’s total assets in accordance with SEC staff interpretations.  The revised policy also would not limit repurchase agreements and other illiquid securities to 10% of the Fund’s total net assets (although SEC staff positions would still impose a 15% limit).  If shareholders approve the proposed change in the Fund’s policy, although the change will allow permitted lending activity to increase from 10% to 33 1/3% and would remove the 10% limit on repurchase agreements maturing in more than seven days and other illiquid investments, FPA anticipates that the changes will not materially affect the management of the Fund.

If adopted, this change would give the Fund flexibility to lend its portfolio securities to generate income within the limits of the 1940 Act, where desirable and appropriate, in accordance with its investment objectives.  In addition, the Fund would have the ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.  FPA has indicated that it has no present intention to engage in securities lending, but the change to the fundamental policy would allow the Fund to do so if circumstances change in the future.

If the Fund engages in securities lending, it will follow the following guidelines:  the borrower must provide collateral at least equal to the market value of the securities loaned; the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government; the borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis); it must be able to terminate the loan at any time; it must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and it must determine that the borrower is an acceptable credit risk.  The risks of securities lending are similar to the ones involved with repurchase agreements.  When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund.  Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:  lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower, and experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in its prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

As noted, the acquisition of investment securities or other investment instruments, such as debt securities, would not be considered a loan under the restriction.  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment.  Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall.  Rising interest rates may also cause investors in mortgage-backed and asset-backed securities to be paid off later than anticipated, forcing the Fund to keep its money invested at lower rates or to sell the securities at lower prices.  Falling interest rates, however, generally cause investors in mortgage-backed and asset-backed securities to be paid off earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Finally, the Fund would continue to be allowed to invest in repurchase agreements.  In the event of the bankruptcy or other default by the seller of the repurchase agreement, the Fund could experience delays and expenses liquidating the underlying security received as collateral, loss from decline in value of such security, and lack of access to income on such security.  Moreover, under applicable SEC staff positions, repurchase agreements that mature in more than seven days, as well as any other illiquid securities, must be limited to no more than 15% of the Fund’s net assets.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to lending are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3E:         REVISE THE FUNDAMENTAL POLICY RELATING TO THE ISSUANCE OF SENIOR SECURITIES AND BORROWING

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to the issuance of senior securities and borrowing.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with two proposed fundamental investment restrictions, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restrictions
The Fund shall not issue any senior securities except that the Fund may borrow from banks to the extent permitted by the 1940 Act.	The Fund will not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Fund will not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time.

Current Non-Fundamental Investment Policy to be Amended	New Non-Fundamental Investment Policy
None.

The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Under the 1940 Act, all mutual funds are required to have fundamental policies regarding the issuance of “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets, and regarding borrowing.  The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and prohibits a fund from issuing senior securities, except that a fund may borrow money from a bank to the extent the value of the fund’s assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing).  A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  Any borrowing by the Fund that exceeds that threshold must be reduced within 48 hours (excluding Sundays and holidays) to meet such limitations.

Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.  On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.  A borrowing or senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.  The revised policy will not affect the Fund’s existing ability to engage in these practices.  Similarly, the revised policy will not be interpreted to prevent the Fund from entering into collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The 1940 Act’s restrictions on borrowing and issuing senior securities are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund’s ability to leverage its assets.  In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.  Thus, leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

There are risks associated with borrowing.  Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

The Fund’s current investment policy on issuing senior securities and borrowing, as set forth above, generally restricts the Fund’s ability to issue senior securities and permits borrowing only to the extent permitted by the 1940 Act.  The proposed policy is substantially the same as the Fund’s existing policy.  Like the current policy, the revised policy will permit the Fund to issue senior securities and borrow money, and to engage in trading practices that may be considered to be issuing senior securities and borrowing, only to the extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  Practices and investments that may involve leverage but are not considered to be senior security issuances or borrowings are not subject to the revised policy.  The proposed fundamental policy concerning borrowings is not expected to impact the ability of the Fund to pursue its investment strategy.  The Fund has not borrowed for more than 10 years and has no present intention to do so during the coming year.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to the issuance of senior securities and borrowing are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3F:         REVISE THE FUNDAMENTAL POLICY RELATING TO UNDERWRITING

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to underwriting.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed fundamental investment restriction, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction

The Fund shall not underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

Current Non-Fundamental Investment Policy to be Amended	New Non-Fundamental Investment Policy
None.

The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

The 1940 Act requires all mutual funds to have a fundamental policy regarding engaging in the business of underwriting the securities of other issuers.  Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of reselling the securities to the public.  From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors.  Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws.  SEC staff interpretations have clarified, however, that resales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances.  In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities.

The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances.  Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Under the Fund’s current fundamental investment policy, as set forth above, the Fund may not underwrite the sale of securities of others.  The current fundamental policy prohibits the Fund from purchasing restricted securities.  The revised policy, as set forth above, maintains the Fund’s current policy restricting the Fund from underwriting the securities of others but clarifies that such transactions would not be prohibited to the extent the Fund may be deemed to be an underwriter of its own securities.

In conjunction with the proposed fundamental restriction, the Board would adopt a non-fundamental policy, as set forth above, to which the Board will be able to make future changes without shareholder approval if the Board deems such changes to be in the best interests of Fund shareholders.  The new non-fundamental policy would clarify that the Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.  To the extent FPA effects such transactions in the future, it intends to do so in accordance with the 1940 Act and applicable SEC staff positions, which currently require a fund, among other things, to treat as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books, and to limit its holdings of such securities to 15% of net assets.  Thus, while the prohibition on purchasing restricted securities would be eliminated, a non-fundamental policy and applicable SEC staff positions currently limit any such investments to 15% of the Fund’s net assets.

Securities purchased from an issuer and not registered for sale under the Securities Act of 1933, as amended, are considered restricted securities.  There may be a limited market for these securities.  If these securities are registered, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.  These risks could apply to the Fund investing in restricted securities.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to underwriting and the flexibility to purchase restricted securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3G:         REMOVE THE FUNDAMENTAL POLICY RELATING TO PARTICIPATION IN JOINT TRADING ACCOUNTS FOR SECURITIES

The Board recommends that shareholders of the Fund approve the elimination of the Fund’s fundamental investment restriction relating to participation on joint trading accounts for securities.

The current restriction applicable to the Fund, as shown below, would be deleted from the Fund’s fundamental investment restrictions:

Current Fundamental Investment Restriction Proposed to be Deleted	Proposed New Fundamental Investment Restriction
The Fund shall not participate on a joint or a joint and several basis in any trading account in securities.	None.

Under the Fund’s current fundamental investment restriction, as set forth above, the Fund may not participate on a joint or joint and several basis in any trading account in securities.  Joint participation may include any written or oral plan, contract, authorization or arrangement, or any practice or understanding concerning a joint enterprise or undertaking.  Regardless of the restriction, the 1940 Act prohibits affiliated persons of investment companies from engaging in joint or joint and several transactions or enterprises with an investment company.  The prohibition is meant to protect the fund from overreaching by participating in a transaction on a basis different from or less advantageous than that of another participant.

The 1940 Act does not per se prohibit a fund from engaging in the types of transactions or enterprises contemplated by the current fundamental restriction.  However, in order for investment companies to participate in joint transactions and enterprises with their affiliated persons, they must first apply for and obtain from the SEC an exemptive order permitting such transactions and enterprises, and any such order would be based on conditions designed to assure the protections of investors.

Moreover, the 1940 Act does not require mutual funds to have a fundamental policy regarding joint or joint and several transactions and enterprises.  Therefore, it is proposed that this investment restriction be eliminated as unnecessary given the prohibitions of the 1940 Act and protections embedded in the regulatory structure.

FPA has advised the Board that the proposed removal of the fundamental policy relating to participation in joint trading accounts for securities is not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3H:         REMOVE THE FUNDAMENTAL POLICY RELATING TO AFFILIATE TRANSACTIONS

The Board recommends that shareholders of the Fund approve the elimination of the Fund’s fundamental investment restriction relating to affiliate transactions.

The current restriction applicable to the Fund, as shown below, would be deleted from the Fund’s fundamental investment restrictions:

Current Fundamental Investment Restrictions Proposed to be Deleted	Proposed New Fundamental Investment Restriction

The Fund shall not purchase from, or sell to, any officers, directors or employees of the Fund or its adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund’s capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

None.

Under the Fund’s current fundamental investment restriction, as set forth above, the Fund may not purchase from, or sell to, any officers, directors or employees of the Fund or its adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund’s capital stock.  Section 17(a) of the 1940 Act makes it unlawful for any affiliated person of a registered investment company or any affiliated person of such a person, acting as principal, to knowingly sell to or purchase from such company any security or other property.  In this context, “affiliated person” includes, among others, any officers, directors or employees of the Fund or its adviser or underwriter, or any of their officers or directors.  This prohibition is intended to protect investment company shareholders from loss in the value of their shares as a result of self-dealing or overreaching by insiders.  In particular, the 1940 Act protects investors by prohibiting a purchase or sale transaction when a party to the transaction has both the ability and the pecuniary incentive to influence the actions of the investment company.  Thus, it applies only to transactions conducted directly between registered investment companies and their affiliates or second tier affiliates; it does not apply to secondary transfers of securities conducted on securities exchanges or other through other trading platforms on the open market.

The 1940 Act does not require mutual funds to have a fundamental policy regarding such transactions with affiliates.  Therefore, it is proposed that this investment restriction be eliminated as unnecessary given the prohibitions of the 1940 Act and protections embedded in the regulatory structure.

FPA has advised the Board that the proposed removal of the fundamental policy relating to transactions with affiliates are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3I:          REMOVE THE FUNDAMENTAL POLICY RELATING TO PURCHASING AND WRITING PUT AND CALL OPTIONS AND ENGAGING IN SHORT SALES

The Board recommends that shareholders of the Fund approve the elimination of the Fund’s fundamental investment restriction relating to purchasing and writing put and call options and engaging in short sales of securities.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed non-fundamental investment restrictions, as shown below:

Current Fundamental Investment Restriction Proposed to be Deleted	Proposed New Fundamental Investment Restriction

The Fund shall not engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

None.

Current Non-Fundamental Investment Policy to be Amended	New Non-Fundamental Investment Policies
None

The Fund may write covered call options and may buy and sell put and call options.

The Fund may sell securities short and engage in short sales “against the box.”

The Fund may enter into swap transactions.

Under the Fund’s current fundamental investment restriction, as set forth above, the Fund may not engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may engage in short sales “against the box” or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.  A short sale “against the box” occurs when the Fund owns or has the right to acquire, at no additional cost, securities identical to those sold short.  The 1940 Act does not require that such transactions be subject to a fundamental restriction.  Therefore, it is proposed that this investment restriction be eliminated, which would permit the Fund to engage in certain transactions in the manner described below, subject to the non-fundamental policies set forth above.  The 1940 Act generally allows investment companies to purchase or write put or call options or effect short sales of securities provided that such transactions do not contravene SEC rules or regulations.

It is proposed that the new policies be non-fundamental, which will allow the Board to make future changes to the policies without shareholder approval if the Board deems such changes to be in the best interests of Fund shareholders.  Moreover, the non-fundamental policies are permissive, such that they would permit the practices, but not require such transactions to be used for the Fund.  The new non-fundamental policies would clarify that the Fund may write covered call options and may buy and sell put and call options, sell securities short and engage in short sales “against the box” and enter into swap transactions.  With respect to short sales “against the box,” the Fund, as is currently the case, would be permitted to engage in these transactions to the same extent, except that they would be subject to a non-fundamental policy in lieu of a fundamental policy.  To the extent FPA effects such transactions in the future, it intends to do so in accordance with the 1940 Act and applicable SEC staff positions, which currently require, among other things, a fund to “cover” written options, short sales and swaps by segregating and marking to market daily liquid securities equal to the Fund’s potential obligation or economic exposure under the instruments.

This proposal, if approved by shareholders, would provide increased flexibility that could assist FPA, in the future, in seeking to achieve the Fund’s investment objective.  Because FPA has represented that it has no present intention to engage in short sales, margin purchases, puts, calls, straddles or spreads or change the Fund’s current investment strategies to include these investments, the proposed change to the fundamental investment restriction is not expected to have a material impact on the Fund’s current investment practices or management.  Therefore, FPA does not anticipate that amending the current restriction will result in additional material risk to the Fund at this time.

The value of many derivatives, such as an option or a swap depends on, or is derived from, the value of an underlying security, asset or other reference.  Options, swaps and other derivatives involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference.  To the extent FPA purchases or writes put or call instruments in the future or enters into swap agreements or other derivative transactions, and depending in part on whether such options are used for hedging purposes and/or to enhance return, the Fund would be subject to the risks associated with such transactions, including, among others, the risk that the counterparty may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the instruments, and the risk of imperfect correlation between any movement in the price or value of instruments and their underlying security, asset or other reference. The Fund may incur losses as a result of such an event or if, among other things, the Fund is required to purchase the underlying asset at a disadvantageous price. Options, swaps and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested.

To the extent FPA engages in short sales in the future, the Fund would be subject to the risks associated with such transactions, including, among others, the risk that the price of a security may increase during the period of the short sale and the date when the Fund replaces the borrowed security and the risk that the third-party to the short sale may fail to honor its contract terms.  If such an event occurs, the Fund may incur losses, including losses that may be greater than the actual cost of the investment.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to purchasing and writing put and call options and engaging in short sales are not expected to affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.  If the change is approved, any future changes to the non-fundamental investment policies may be approved by the Board without shareholder approval.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3J:                  REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Board recommends that shareholders of the Fund approve the elimination of the Fund’s fundamental investment restriction relating to investments in other investment companies.

The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed non-fundamental investment policy, as shown below:

Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction

The Fund shall not purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

None

Current Non-Fundamental Investment Policy to be Amended	New Non-Fundamental Investment Policy
None.	The Fund may purchase shares of other investment companies to the extent permitted by applicable law.

The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

Section 12(d) of the 1940 Act prohibits a fund from investing in other investment companies in excess of the limits of that section, which correspond to the limits imposed by the current fundamental investment restriction.  The 1940 Act, however, does not require mutual funds to have a fundamental policy regarding such investments.  Therefore, it is proposed that this investment restriction be eliminated as unnecessary given the prohibitions of the 1940 Act and protections embedded in the regulatory structure.

Under the Fund’s current fundamental investment policy, as set forth above, the Fund may not purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  These restrictions, like those in Section 12(d) of the 1940 Act, are generally intended to protect a fund against (i) undue influence by funds of funds over the underlying fund through the threat of large scale redemptions, loss of advisory fees to the adviser, and the disruption of orderly management of the Fund through the maintenance of large cash balances to meet potential redemptions, (ii) the layering of fees, and (iii) a complex structure that makes it difficult for a shareholder to ascertain the true value of the subject security.

If adopted, this change would give the Fund flexibility to invest in investment companies within the limits of the 1940 Act, where desirable and appropriate, in accordance with its investment objectives.  While Section 12(d) contains corresponding limits to those of the current fundamental investment restrictions, the Section and applicable rules under the 1940 Act provide exemptions where the policies underlying Section 12(d) are not implicated and sufficient investor protections exist.  Thus, if approved, the Fund could rely on relevant SEC rules consistent with the Fund’s investment program.  FPA has indicated that it has no present intention to invest in investment companies in excess of the current limits, but the change to the fundamental policy would allow the Fund to do so if circumstances change in the future.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to investments in other investment companies are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

PROPOSAL 3K:         REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

The Board recommends that shareholders of the Fund approve the elimination of the Fund’s fundamental investment restriction relating to investments in companies for the purpose of exercising control or management.

The current restriction applicable to the Fund, as shown below, would be deleted from the Fund’s fundamental investment restrictions:

Current Fundamental Investment Restriction Proposed to be Deleted	Proposed New Fundamental Investment Restriction

The Fund shall not invest in companies for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

None.

The 1940 Act does not prohibit a fund from investing in companies for the purpose of exercising control or management and does not require mutual funds to have a fundamental policy regarding such investment purposes.  Therefore, it is proposed that this investment restriction be eliminated as unnecessary.

Under the Fund’s current fundamental investment policy, as set forth above, the Fund may not invest in companies for the purpose of exercising control or management.  The current fundamental policy clarifies that once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.  FPA has indicated that it has no present intention to invest in companies for the purpose of exercising control or management.  However, because the restriction is not necessary and there is no clear test of when an investment may be for the purpose of exercising control, as shown by the need to clarify the existing restriction to allow for proxy voting, the restriction is proposed for removal to avoid potential ambiguities in its application in the future.

FPA has advised the Board that the proposed revisions to the fundamental policy relating to investing in companies for the purpose of exercising control or management are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made to the Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board of Directors, including the Independent Directors, believes that the sub-proposal is in the best interests of shareholders and recommends that you vote “FOR” this sub-proposal.

The approval of each sub-proposal requires the approval of the holders of a majority of outstanding Fund shares.  The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

PROPOSAL 4.                APPROVAL TO CHANGE THE FUND’S INVESTMENT OBJECTIVE FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

Currently, the Fund’s investment objective is a high total investment return, including capital appreciation and income.  There are no current plans to change the Fund’s investment objective.  Although the Fund has no current plans to change its investment objective, if circumstances change in the future, a shareholder vote would be required to change the objective.  Since the Fund is seeking approvals on other matters at this time, the Board is seeking the flexibility to change the investment objective without a further shareholder vote in order to avoid the potential future cost of solicitation.

FPA has advised the Board that the proposed flexibility to permit the Board to change the Fund’s investment objective without a further shareholder vote is not expected to affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  If approved and if the Board decides to change the Fund’s investment objective in the future, it would provide 90 days’ advance notice to shareholders before implementing the change.

The Board of Directors, including the Independent Directors, believes that the Proposal is in the best interests of shareholders and recommends that you vote “FOR” this Proposal.

5.   OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of affecting the same, nor has the management of the Fund any such intention.  Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Voting Requirements

A quorum of shareholders is required to take action at the Meeting.  For purposes of the Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy.  The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

Based on the Fund’s interpretation of Maryland law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal.  Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the proposal.  Abstentions are not considered “votes cast” and, therefore, do not constitute a vote FOR.  Abstentions effectively result in a vote AGAINST and are disregarded in determining whether a proposal has received enough votes.  Broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but they will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

Shareholder Proposals

No annual or other special meeting is currently scheduled for the Fund.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting, since inclusion and presentation are subject to compliance with certain federal regulations.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 15, 2013; the Fund’s proxy statement and annual report for the fiscal year ended September 30, 2012, are available free of charge at www.proxyonline.com/docs/fpaparamount.pdf.

Adjournment

In the event that sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate without further notice to permit further solicitation of proxies with respect to the proposal.  Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting.  The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of a proposal.  They will vote against any such adjournment those proxies which have voted against a proposal.  The persons named as proxies may hold the Meeting to consider certain proposals and adjourn the Meeting to consider other proposals in order to allow for additional solicitation.

Information about the Fund’s Principal Underwriter

UMB Distribution Services, LLC, located at 803 West Michigan Street, Milwaukee, Wisconsin, 53233, acts as the principal underwriter of Fund shares.

By Order of the Board of Directors

SHERRY SASAKI

Secretary

October [11], 2013

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope.  No postage is required if mailed in the United States.  You may also vote your proxy by telephone or over the internet.

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Entrance to parking lot on Purdue Avenue

405 Southbound:

Take Pico Blvd. exit. (Tennessee)

Go West on Tennessee.

Right on Purdue.

405 Northbound:

Exit on National Blvd.

Left on National. (West)

Right on Sawtelle. (North)

Left on Olympic.

Left on Purdue.

10 Westbound: Exit Bundy North. Right on Olympic. Right on Purdue. 10 Eastbound: Exit Centinela. (Pico) Go East on Pico. Left on Purdue.

map not to scale

B-32

Appendix A

Form of Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, dated ~~October 1~~[   ], ~~2006~~2013, between FPA PARAMOUNT FUND, INC., a Maryland corporation (hereinafter called “Paramount”), and FIRST PACIFIC ADVISORS, LLC, a Delaware limited liability company (hereinafter called the “Adviser”).

W I T N E S S E T H:

WHEREAS, Paramount and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain investment advisory and management services for Paramount.

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, Paramount and the Adviser agree as follows:

1.   EMPLOYMENT OF ADVISER

Paramount hereby employs the Adviser to manage the investment and reinvestment of the assets of Paramount and to administer its affairs, to the extent described herein, subject to the supervision of the Board of Directors of Paramount, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser agrees to use its best efforts and judgment in the performance of its obligations hereunder. The Adviser shall, for all purposes herein, be deemed an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Paramount in any way, or otherwise be deemed an agent of Paramount.

2.   ADVISORY SERVICES

Subject to any general directions furnished by the Board of Directors of Paramount, the Adviser agrees to formulate and implement a continuing program for the management of the assets of Paramount and to determine from time to time what securities or other property shall be purchased or sold by Paramount, and the portion of its assets to be held in cash or cash equivalents, giving due consideration to, among other things, the policies of Paramount as expressed in Paramount’s Certificate of Incorporation, By-Laws, Registration Statement under the Investment Company Act of 1940, and amended (the “1940 Act”), Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), as reports under the Securities Exchange Act of 1934 (the “1934 Act”), as well as to the factors affecting Paramount’s status as a regulated investment company under the Internal Revenue Code of 1954, as amended. The Adviser shall obtain and evaluate such statistical, financial, and other information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the performance of its obligations hereunder.

3.   OTHER SERVICES AND EXPENSES OF ADVISER

The Adviser shall furnish to Paramount the following services and facilities:

(a)         Office space, furniture, equipment and supplies, which may be the same as occupied or used by the Adviser;

(b)         Qualified personnel for administering the affairs, managing the investments, and preparing and maintaining the books of account, records, reports and tax returns of Paramount, except as specified in Section 4 hereof;

(c)          Adequate facilities and qualified personnel for the placement with broker-dealers of orders for the purchase and sale of portfolio securities for Paramount;

(d)         Members of the Adviser’s organization to serve without compensation from Paramount (except as specified otherwise in Section 5 hereof) as officers or agents of Paramount, if desired by Paramount;

(e)          Daily determination of net assets;

(f)           General purpose accounting forms, supplies, stationery and postage and telephones and utilities relating to the obligations of the Adviser  hereunder.

4.   EXPENSES OF PARAMOUNT

Except to the extent expressly assumed by the Adviser herein, Paramount will pay all costs and expenses in connection with its operations. Without limiting the generality of the foregoing, Paramount shall pay the following costs and expenses:

(a)         Fees and charges of independent accountants, custodian and depository and legal counsel for Paramount;

(b)         Fees and charges of Paramount’s transfer agent, including the costs of maintaining Paramount’s shareholder account books and records, dividend disbursing agent and registrar, if any;

(c)          Costs of designing, printing, engraving and issuing certificates representing shares of Paramount;

(d)         Expenses, including fees and disbursements of counsel, in connection with litigation by or against Paramount;

(e)          Taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by Paramount to Federal, State or other governmental agencies;

(f)           Premiums for the fidelity bond maintained by Paramount pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by Paramount;

(g)          Dues for Paramount’s membership in trade organizations;

(h)         Interest on indebtedness, if any, incurred by Paramount;

(i)             Costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to Paramount’s shareholders;

(j)            Expenses of meeting of shareholders and directors;

(k)         Brokers’ commissions, issued and transfer taxes and other costs chargeable to Paramount in connection with security transactions to which Paramount is a party or with securities owned by Paramount;

(l)             Fees and expenses in connection with maintaining registration of Paramount under the Federal securities laws and under the laws of states which regulates the sale of Paramount’s shares and complying with the requirements of the Securities and Exchange Commission under the 1940 Act, the 1933 Act, the 1934 Act and applicable state securities laws.

The advisory fee payable hereunder has been negotiated on the understanding, and the parties hereto agree, that the Adviser has received, and shall continue to receive, supplementary research and other information from broker-dealers which execute portfolio transactions for Paramount.

5.   COMPENSATION OF ADVISER

For the services to be rendered pursuant to this Agreement, Paramount shall pay to the Adviser a monthly fee computed at the annual ~~rates of 0.75% on the first $50 million of Paramount’s average net asset value and 0.65% on the excess over $50 million~~rate of 1.00% of Paramount’s average net asset value. Such average net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in Paramount’s Certificate of Incorporation, for each business day during a given calendar month. Such fee shall be payable for each calendar month as soon as practicable after the end of the month.

In addition to the above-stated fee, Paramount shall reimburse the Adviser monthly for the costs incurred by the Adviser in providing financial services to Paramount including, among other normal financial services for Paramount, maintaining the accounts, books and other documents which constitute the record forming the basis for Paramount’s financial statements, preparation of such financial statements and other Paramount documents and reports of a financial nature required by Federal and state laws, calculating daily net asset value of Paramount, and participating in the production of Paramount’s registration statements, prospectuses, proxy solicitation materials and reports to stockholders (including compensation of the Treasurer or other principal financial officer of Paramount, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment used by such personnel in the performance of their financial services duties to Paramount); provided, however, that such reimbursement shall not exceed for any fiscal year of Paramount 0.10% of the average net asset value of Paramount. Such maximum reimbursement shall be calculated in the same manner as the fee referred to in the preceding paragraph.

The fees and reimbursements to be paid to the Adviser shall be payable for the period commencing on the date hereof and ending on the date of termination hereof. If this Agreement is terminated, the fees and reimbursements shall be prorated for any fraction of a month at termination.

The fees and reimbursements payable hereunder shall be reduced by an amount which is equivalent to any solicitation fees received by the Adviser, or any affiliated person of the Adviser, in connection with a tender of portfolio securities of Paramount in acceptance of an exchange or tender offer. The Adviser shall use its best efforts to recapture any available solicitation fees.

~~The Adviser also agrees to reduce the advisory fee and reimbursement payable hereunder by the amount by which certain operating expenses of Paramount (after the exclusions described below and after reflecting any advisory fee and reimbursement reduction provided for in the preceding paragraph) for any fiscal year shall exceed 1 1/2% of the first $30 million of Paramount’s average net asset value taken at the close of business on the last business day of each calendar month of such year, plus 1% of the remaining average net asset value of Paramount so taken. For purposes of this expense limitation provision, the following expenses shall be excluded from the total operating expenses in computing “certain operating expenses”: (i) interest, (ii) taxes, (iii) any expenditures pursuant to Section 6 hereof for brokerage and research services, and (iv) any extraordinary expenses, such as those of litigation, merger, reorganization, or recapitalization, to the extent such extraordinary expenses are permitted to be excluded by the rules or policies of the states in which shares of Paramount are from time to time qualified for sale. All expenditures, including costs incurred in connection with the purchase, holding, or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Any accrued advisory fee reduction under this expense limitation provision shall be withheld by Paramount from the fees paid hereunder. Any additional reduction computed at the end of the fiscal year shall be paid to Paramount within five days of the computation as a reduction of advisory fees paid during the fiscal year.~~

For purposes of this Section 5, the term “fiscal year” shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

6.   BROKERAGE AND RESEARCH SERVICES

The advisory fee payable hereunder has been negotiated on the understanding, and the parties hereto agree, that the Adviser has received, and shall continue to receive, supplementary research and other information from brokers and dealers which execute portfolio transactions for Paramount. The Adviser may employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or Paramount with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Paramount, or in the discharge of Adviser’s overall responsibilities with respect to any other accounts which it might serve as investment adviser. The Adviser and any person performing executive, administrative or trading functions for Paramount, whose services were made available to Paramount by the Adviser, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause Paramount to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the 1934 Act) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act).

7.   OTHER ACTIVITIES

The Adviser may perform investment advisory, management or distribution services for other investment companies and other persons or companies, and affiliates of the Adviser may engage in other related or unrelated businesses. Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of Paramount may be a shareholder, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled by or under common control with the Adviser, and the Adviser, and any person controlled by or under common control with the Adviser, may have an interest in Paramount.

8.   LIABILITY OF ADVISER

Neither the Adviser nor any of its officers, directors or employees, nor any person performing executive, administrative or trading functions for Paramount whose services were made available to Paramount by the Adviser, shall be liable for any error of judgment or mistake of law or for any loss suffered by Paramount in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, on behalf of Paramount or from reckless disregard by the Adviser or any such person of the duties of the Adviser under this Agreement. Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to Paramount under State or Federal law in effect at the date of the enactment of Section 28(e) of the 1934 Act solely by reason of having caused Paramount to pay a member of any securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange or another securities broker or dealer would have charged for effecting that transaction if the Adviser or such person determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the account as to which the Adviser exercises investment discretion.

9.   TERM OF AGREEMENT

This Agreement shall have an initial term of two years from the date hereof. It may be continued in effect thereafter by mutual consent, provided that such continuance shall be specifically approved at least annually by (i) the Board of Directors of Paramount, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of Paramount, and (ii) by a majority of directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

10.  TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of Paramount or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of Paramount, on sixty (60) days’ written notice to the Adviser, or by the Adviser on like notice to Paramount. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

FPA PARAMOUNT FUND, INC.

By:

FIRST PACIFIC ADVISORS, LLC

By:

Appendix B

More Information on FPA

The management committee of FPA is comprised of three Managing Partners:  J. Richard Atwood, Steven T. Romick, and Robert L. Rodriguez.  Thomas H. Atteberry, Dennis M. Bryan, Rikard B. Ekstrand, Eric S. Ende, and Steven R. Geist, are the other Partners of FPA.  FPA maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

The following table lists the officers or Directors of the Fund who hold positions with FPA:

Name	Positions Held with Fund and FPA
Eric S. Ende	Director of the Fund; Partner of FPA

Gregory A. Herr	Co-President & Co-Chief Investment Officer of the Fund; Managing Director of FPA

Pierre O. Py	Co-President & Co-Chief Investment Officer of the Fund; Managing Director of FPA

J. Richard Atwood	Treasurer of the Fund; Managing Partner and Chief Operating Officer of FPA

Sherry Sasaki	Secretary of the Fund; Assistant Vice President and Secretary of FPA

Christopher H. Thomas	Chief Compliance Officer of the Fund; Vice President and Chief Compliance Officer of FPA

E. Lake Setzler III	Assistant Treasurer of the Fund; Senior Vice President and Controller of FPA

Michael P. Gomez	Assistant Vice President of the Fund; Assistant Vice President and Assistant Controller of FPA

B-1

FPA Paramount Fund, Inc.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2013

The undersigned Shareholder(s) of FPA Paramount Fund, Inc. (“Fund”), hereby appoint(s) J. Richard Atwood and Sherry Sasaki (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the FPA Paramount Fund, Inc., to be held on November 15, 2013, at 10:00 a.m. Pacific Time, at the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of FPA Paramount Fund, Inc. that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of Shareholders.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-499-8541.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA PARAMOUNT FUND, INC.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement.	☐	☐	☐
2. Approval to change the Fund from a diversified fund to a non-diversified fund.	☐	☐	☐

3. Approval to adopt updates to certain fundamental investment policies of the Fund and eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires, as follows:

3a: Revise the fundamental policy relating to real estate	☐	☐	☐
3b: Revise the fundamental policy relating to commodities	☐	☐	☐
3c: Revise the fundamental policy relating to industry concentration	☐	☐	☐
3d: Revise the fundamental policy relating to lending	☐	☐	☐
3e: Revise the fundamental policy relating to the issuance of senior securities and borrowing	☐	☐	☐
3f: Revise the fundamental policy relating to underwriting	☐	☐	☐
3g: Remove the fundamental policy relating to participation in joint trading accounts for securities	☐	☐	☐
3h: Remove the fundamental policy relating to affiliate transactions	☐	☐	☐
3i: Remove the fundamental policy relating to purchasing and writing put and call options and engaging in short sales	☐	☐	☐
3j: Remove the fundamental policy relating to investments in other investment companies	☐	☐	☐
3k: Remove the fundamental policy relating to investments in companies for the purpose of exercising control or management.	☐	☐	☐
4. Approval to change the Fund’s investment objective from a fundamental policy to a non-fundamental policy.	☐	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]